SPOTLIGHT INNOVATION

SYMBOL **OTCQB: STLT**


Addressing unmet medical needs in rare, emerging and neglected diseases
Image credit: NICHD/S. Jeong

Corporate Presentation

Summer 2017

SAFE HARBOR STATEMENT

Statements in this document that are not purely historical are forward-looking statements. Forward-looking statements in this document include statements regarding the Company's efforts to develop and commercialize its various technologies. Actual outcomes and actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the planned development of the technologies, the inability to hire appropriate staff to develop the technologies, unforeseen technical difficulties in developing the technologies, the inability to obtain regulatory approval for human use, competitors' therapies proving to be more effective, cheaper or otherwise more preferable, the inability to market a product, all of which could, among other things, delay or prevent product release, as well as other factors expressed from time to time in Spotlight Innovation's periodic filings with the Securities and Exchange Commission (SEC). As a result, this document should be read in conjunction with Spotlight Innovation's periodic filings with the SEC. The forward-looking statements contained herein are made only as of the date of this presentation and Spotlight Innovation undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

THERAPEUTIC FOCUS

DISEASES
- Rare
- Orphan
- Neglected
- Emerging


Accelerated Path To Market
Rapid Clinical Trial Recruitment
Support from Patient Advocates
Extended Market Exclusivity

SPOTLIGHT INNOVATION

SELECTED COMPANIES TARGETING RARE DISEASES

Company	Symbol	IPO	MKT CAP
Shire	SHPG	1996	$55B
Alexion Pharmaceuticals	ALXN	1996	$23B
BioMarin Pharmaceutical	BMRN	1999	$15B
Bluebird Bio	BLUE	2013	$3.2B
Intercept Pharmaceuticals	ICPT	2012	$2.9B
Ultragenyx Pharmaceutical	RARE	2014	$2.5B
AveXis	AVXS	2016	$2.0B
Sarepta Therapeutics	SRPT	2008	$1.8B

ACTIVITIES

IP Licensing
Intellectual property acquisition from universities and medical centers

Business Development
Access to industry leaders for joint ventures or M&A



Outsourcing
Collaboration with academic labs, CROs and CMOs

Expert Advice
Guidance from hands-on Scientific Advisory Board

R&D
Preclinical and early clinical studies

Strategic Planning
Creation of balanced product candidate portfolio

SPOTLIGHT INNOVATION

PROGRAMS

INTERNAL PROGRAMS

Cancer

- Crotoxin, a novel cancer treatment derived from rattle snake venom

Chronic Pain

- Venodol, an over-the-counter (OTC) analgesic derived from cobra venom

Zika Virus (ZIKV) Infection

- Existing drugs repurposed to treat ZIKV infection

Spinal Muscular Atrophy (SMA)

- STL-182, a novel, orally-available small molecule to treat SMA

EXTERNAL INVESTMENT

Refractory Glaucoma

- Implantable device designed to reduce elevated intraocular pressure

SELECTED PRODUCTS DERIVED FROM TOXINS

Drugs	Company	MOA	Source
Captopril	Bristol-Myers Squibb	ACE inhibitor	Pit viper venom
Integrilin	Merck	Antiplatelet drug	Rattlesnake venom
Botox	Allergan	Antispastic drug	*C. Botulinum* toxin
Exenatide	AstraZeneca	Incretin mimetic	Gila monster venom
Prialt	Jazz Pharmaceuticals	Analgesic	Cone snail toxin

CANCER: UNMET NEED

- Globally, cancer is the second leading cause of death (nearly 1 in 6 deaths)
- In the U.S., approximately 1.7 million new cancer cases are expected to be diagnosed in 2017
- More than 15 million Americans with a history of cancer were alive on January 1, 2016

Sources: WHO and American Cancer Society

CANCER: POTENTIAL THERAPY

Crotoxin

Dose escalation safety study in patients with metastatic solid tumors: *Crotoxin in Patients with Advanced Cancer using an Intravenous Route of Administration*

- Phase I Part 1 completed
- Phase I Part 2 underway at the Department of Medical Oncology at Pitié-Salpêtrière Hospital in Paris

CHRONIC PAIN: UNMET NEED



- Chronic pain diminishes quality-of-life for tens of millions of Americans
- Since 1999, the amount of prescription opioids sold in the U.S. nearly quadrupled
- Deaths from prescription opioids have more than quadrupled since 1999

https://www.cdc.gov/drugoverdose/epidemic/

CHRONIC PAIN: POTENTIAL THERAPY

- **Venodol**: homeopathic topical analgesic to treat chronic pain
- Non-opioid, non-addictive, non-prescription, over-the-counter
- Master Broker Agreement signed with premier distributor targeting supermarket, drug store, mass merchandise and warehouse chains

Retail sales expected to begin in 2017

SPOTLIGHT INNOVATION

ZIKV INFECTION: UNMET NEED

- ZIKV outbreak is an international public health emergency
- ZIKV can be spread by the bite of an infected *Aedes* species mosquito
- ZIKV can be passed from a pregnant woman to her fetus



Typical head size
Typical head size
Baby with Typical Head Size
Baby with Microcephaly
Baby with Severe Microcephaly

Image Credit: Centers for Disease Control and Prevention, National Center on Birth Defects and Developmental Disabilities

- ZIKV infection in women can cause neurological birth defects, including microcephaly
- ZIKV can be sexually transmitted months after initial infection
- ZIKV may cause rare but serious complications in healthy adults

No FDA approved vaccines or therapies exist

ZIKV INFECTION: POTENTIAL THERAPY

- Candidate drugs in preclinical trials at Florida State University (FSU)
  - Company-sponsored research directed by Prof. Hengli Tang aimed at developing safe and effective drugs to treat patients infected with ZIKV

Professor Hengli Tang, Dept. of Biological Science, FSU



Photo Courtesy Florida State University

- In March 2016, Prof. Tang co-authored a study published in the journal *Cell Stem Cell* that demonstrated for the first time the ability of ZIKV to target human embryonic cortical neural progenitor cells
- In August 2016, Prof. Tang co-authored a paper published in *Nature Medicine* that reported two classes of compounds: one that protects Zika virus-infected neural cells from programmed death, and another that directly inhibits Zika virus replication

ZIKV INFECTION IN THE U.S.



Laboratory-confirmed Zika virus disease cases as of December 2016
# of Cases Reported
0
1-11
12-22
23-49
50-100
>100
SOURCE: CDC

- 5,000+ symptomatic disease cases in U.S. States
- 38,000+ symptomatic disease cases in U.S. Territories

SPINAL MUSCULAR ATROPHY (SMA): UNMET NEED

- Autosomal recessive motor neuron disease carried by 1 in 40 to 1 in 50 adults
- Leading genetic cause of death in infants and toddlers
- 1 in 6,000 to 1 in 10,000 newborns are affected
- 60% of patients progressively lose muscle control and die by age two
- Multiple treatment strategies, including combination therapies, are feasible

SMA: POTENTIAL THERAPIES

SPONSOR(S)	DRUG	ROA	MOA	STATUS
Biogen/Ionis	**SPINRAZA**	**Intrathecal**	**SMN2 splicing modifier**	**Approved**
Roche	Olesoxime	Oral	Neuroprotective agent	Phase 2
Roche/PTC	RG-7916	Oral	SMN2 splicing modifier	Phase 2
Astellas/Cytokinetics	CK-107	Oral	Skeletal muscle troponin activator	Phase 2
Novartis	LMI-070	Oral	SMN2 splicing modifier	Phase 1/2
AveXis	AVXS-101	Intravenous	Gene therapy	Phase 1/2
RaNA	N/A	Intravenous	SMN2 transcription upregulator	Preclinical
Spotlight Innovation	**STL-182**	**Oral**	**SMN protein stabilizer**	**Preclinical**

SPOTLIGHT INNOVATION

NUSINERSEN: CURRENT THERAPY FOR SMA

Recent FDA approval and commercial launch of nusinersen may:

- Validate commercial viability of SMA
- Increase public awareness of SMA
- Establish protocols for insurance coverage
- Justify routine newborn genetic screening
  - Identification of subjects for future clinical trial recruitment
  - Identification of patients for early therapeutic intervention
- Clarify regulatory pathway for approval of additional products

REFRACTORY GLAUCOMA – INVESTMENT IN SOLX

- Solx, Inc. develops innovative surgical technologies to treat refractory glaucoma
- The SOLX Gold Shunt™ is a novel treatment that safely reduces intraocular pressure (IOP) while eliminating the need for a bleb
- Though the shunt is currently limited to investigational use in the U.S., Solx has completed a multi-center, 116 patient pivotal trial and is awaiting FDA clearance



REFRACTORY GLAUCOMA – SOLX (Cont'd)

Innovative Product	• First shunt to utilize natural outflow to suprachoroidal space • Iterative design on SOLX Gold Shunt™ to optimize function
Durable Efficacy	• Over 35% IOP reduction in difficult to treat patients • Sustained IOP control >5 years, >10mmHg IOP reduction
Does not require bleb	• Avoids bleb-related complications such as hypotony, infection, sub-conjunctiva issues result in procedure failure over time
Strong safety profile	• 10+ years of safety data, with very attractive profile compared to current treatment options
Easy to implant	• Has been used in 475+ eyes, strong positive feedback • Reproducible technique, inserted under direct visualization
Ability for combo-procedures	• Does not preclude future surgical options, can be done in combination with current procedures and/or devices

MANAGEMENT TEAM



John M. Krohn
Chief Executive Officer, President and Chief Operating Officer

- 20+ years as financial services executive and entrepreneur
- 10+ years public accounting and CFO experience
- Spotlight Innovation's largest investor



Bill Pim, CPA
Chief Financial Officer

- 30+ years financial and business development experience
- Auditing, financial reporting, SEC compliance, risk management and M&A activity
- Senior level financial positions with numerous companies

SCIENTIFIC LEADERSHIP



Chitra Edwin, Ph.D. RAC
SVP Regulatory / Compliance

- 20+ years in regulatory affairs and compliance
- Regulatory approvals in infectious disease, oncology and cardiology
- Ph.D. in Microbiology and Immunology, U. of Minnesota



Geoffrey Laff, Ph.D.
SVP Business Development

- 20+ years in venture capital, competitive intelligence, market research, and business development
- Ph.D. in Molecular Cell Biology, Yale University
- Postdoctoral research scientist, Harvard Medical School



Paul Reid, Ph.D.
President, Celtic Biotech Iowa, Inc.

- 20+ years in clinical study of neuroactive components from rattlesnake and cobra venoms
- Ph.D. in Neurobiochemistry, Imperial College, England

SPOTLIGHT INNOVATION

BOARD OF DIRECTORS

John M. Krohn
Chairman of the Board

Craig A. Lang | *Director*
- President of The Prairie Strategy Group and of Windward Iowa
- Past Chairman of FBL Financial and Pres. of the Iowa Farm Bureau Federation

Sanjeev Agarwal, Ph.D. | *Director*
- President of Technochem International, Inc.
- Ph.D. in Business from Ohio State U.

Ralph Arthur | *Director*
- 40+ years experience in logistics and transportation

June Beetler, D.O. | *Director*
- Board Certified in Pediatrics
- Expertise spans general pediatrics, integrative medicine and holistic care

SCIENTIFIC ADVISORY BOARD

Elliot Androphy, M.D.
Indiana University
- Chair of the Department of Dermatology, Indiana University
- Postdoctoral fellowship in virology at the Laboratory of Cellular Oncology of the National Cancer Institute/National Institutes of Health

Kevin Hodgetts, Ph.D.
Brigham and Women's Hospital
- Head of Medicinal Chemistry and Director of the Laboratory for Drug Discovery in Neurodegeneration

Harvard Medical School
- Assistant Professor of Neurology

Hengli Tang, Ph.D.
Florida State University
- Faculty Member at Florida State University's Department of Biological Science

STOCK INFORMATION

Stock Symbol **OTCQB: STLT**	
State of Incorporation:	Nevada
As of 6/15/17	
Price:	$0.39
52 Week Range:	$0.11 - $1.75
Shares Outstanding:	34.5M
Market Cap:	$13.4M
Float:	7.4M

SPOTLIGHT INNOVATION

RECENT DEVELOPMENTS

May 2017	Spotlight Innovation Subsidiary Caretta Therapeutics Begins the Manufacturing Process for Venodol, a New Over-the-Counter Product to Treat Chronic Pain
March 2017	Spotlight Innovation Commences Part 2 of Phase I Cancer Trial
February 2017	Spotlight Innovation Licenses Additional Anti-Zika Virus Compounds
February 2017	Spotlight Innovation Engages Top-Tier Contract Research Organization to Conduct Preclinical Studies of STL-182
January 2017	Spotlight Innovation Subsidiary Caretta Therapeutics Announces Venodol, a New Over-the-counter Product to Treat Chronic Pain
December 2016	Spotlight Innovation Obtains Exclusive, Worldwide License from Florida State University Research Foundation to Commercialize Therapeutics for Zika Virus Infection
November 2016	Spotlight Innovation Makes Strategic Investment in Solx, Inc.
August 2016	Spotlight Innovation Enters into Sponsored Research Agreement with Florida State University to Support Prof. Hengli Tang in the Development of Treatments for Zika Virus Infection

CONTACT

Geoffrey Laff, Ph.D.
Senior Vice President of Business Development
Geoffrey.Laff@SpotlightInnovation.com
Direct: 917-605-2725

Main Office: 515-274-9087
www.spotlightinnovation.com

Investor Relations
888-684-1066
ir@spotlightinnovation.com

SPOTLIGHT INNOVATION